UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

Pactiv Evergreen Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39528	98-1538656
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 W. Field Court, Lake Forest, Illinois, 60045

(Address of principal executive offices) (Zip Code)

(847) 482-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	PTVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 15, 2021, Pactiv Evergreen Inc. (the “Company”) held the 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”). At the 2021 Annual Meeting, the Company’s shareholders (i) elected each of the persons listed below as a director for a one-year term, (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, (iii) approved a non-binding advisory resolution approving the compensation of the named executive officers, and (iv) approved, on a non-binding advisory basis, the option of “1 Year” for the frequency of future advisory votes on executive compensation (“say-on-pay frequency”).

Proposal 1 –Election of Directors

	For	Withheld	Broker non-votes
Jonathan Rich	174,465,631	325,741	861,325
LeighAnne Baker	174,495,232	296,140	861,325
Allen Hugli	151,539,623	23,251,749	861,325
Michael King	174,495,575	295,797	861,325
Rolf Stangl	174,466,231	325,141	861,325
Felicia Thornton	174,494,863	296,509	861,325

Proposal 2 – Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2021.

For	Against	Abstain	Broker Non-Votes
175,580,697	70,522	1,478	–

Proposal 3 – Non-binding Advisory Resolution Approving the Compensation of the Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
173,907,045	245,783	638,544	861,325

Proposal 4 – Non-binding Advisory Resolution Approving the Frequency of Future Advisory Votes on the Compensation of Named Executive Officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
174,782,665	3,120	2,848	2,739	861,325

The Company has considered the outcome of this advisory vote and has determined, as was recommended with respect to this proposal by the Company’s board of directors in the proxy statement for the 2021 Annual Meeting, that the Company will hold future say on pay votes on an annual basis until the occurrence of the next advisory vote on the frequency of say on pay votes. The next advisory vote regarding the frequency of say on pay votes is required to occur no later than the Company’s 2027 Annual Meeting of Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2021

PACTIV EVERGREEN INC.

By:	/s/ Michael King
Michael King
Chief Executive Officer